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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2005

K-SEA TRANSPORTATION PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31920 (Commission File Number)	20-0194477 (IRS Employer Identification No.)
3245 Richmond Terrace Staten Island, New York (Address of principal executive offices)		10303 (Zip Code)

Registrant's telephone number, including area code: (718) 720-9306

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

Sea Coast Acquisition

        On August 23, 2005, we agreed to acquire, through our operating partnership, all of the outstanding common stock of Sea Coast Towing, Inc. ("Sea Coast") from Marine Resources Group, Inc. for $77 million in cash and 125,000 of our common units representing limited partner interests. Sea Coast is a provider of marine transportation and logistics services to major oil companies, oil traders and refiners along the West Coast of the United States and Alaska. Sea Coast operates 15 tank barges with 705,000 barrels of capacity and 15 tugboats with horsepower ranging from 500 to 4,300.

        We are filing this report to provide additional information about Sea Coast's business, as well as the following historical financial statements and pro forma financial information:

  •
  audited financial statements of Sea Coast at December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 and unaudited interim financial statements of Sea Coast at June 30, 2005 and for the six months ended June 30, 2005 and 2004 (Exhibit 99.1 to this report); and

  •
  unaudited pro forma condensed financial information of K-Sea Transportation Partners L.P. as of and for the year ended June 30, 2005 (Exhibit 99.2 to this report).

        If completed, the acquisition of Sea Coast will represent a 27% increase in the barrel-carrying capacity of our fleet to approximately 3.3 million barrels, which we believe will make us the largest coastwise tank barge operator (measured by barrel-carrying capacity) in the United States, with approximately 66% double-hulled capacity.

        We believe that the acquisition of Sea Coast will provide the following strategic benefits:

  •
  Diversification. The expansion into the West Coast and Alaskan markets will provide greater geographic and customer diversity to our operations, lessening our dependence upon market conditions along the East Coast and in the Gulf of Mexico. The acquisition also provides seasonal diversity in that Sea Coast's markets experience the greatest demand for petroleum products in the summer months, unlike our existing markets, which experience the greatest demand in the winter months.

  •
  Stability. We estimate that approximately 90% of Sea Coast's contracts are for terms greater than one year.

  •
  Customer Opportunities. The Sea Coast acquisition provides us with an opportunity to expand our existing customer relationships in a new geographic market and to broaden our presence in our East Coast and Gulf of Mexico markets with the addition of Sea Coast's customers.

  •
  Favorable Market Environment. Sea Coast's West Coast and Alaskan markets are similar to our current markets in that they are largely dependent upon marine transportation systems and have comparable regulatory and competitive characteristics. We believe that this creates a favorable environment for the execution of our business strategies.

  •
  Distributable Cash Flow Accretion. We anticipate that the acquisition will be immediately accretive to distributable cash flow, without considering the impact of any synergies.

        The Sea Coast purchase agreement contains customary representations, warranties and covenants, as well as customary conditions and termination rights. The Sea Coast acquisition is currently scheduled to close in October 2005.

Sea Coast's Vessels

Tank Vessel Fleet

        At September 30, 2005, Sea Coast's fleet consisted of the following tank vessels:

Tank Vessel Fleet

Vessel	Year Built	Capacity (barrels)	Gross Tons	OPA 90 Phase-Out
Double-Hull Barges
Sasanoa	2001	81,000	5,790	N.A.
Pacific	1993	81,000	5,669	N.A.
Kays Point(1)	1999	67,000	4,720	N.A.
Cascades(1)	1993	67,000	4,721	N.A.
Puget Sounder	1992	25,000	1,870	N.A.

Subtotal		321,000	22,770

Single-Hull Barges
BB 110(1)	1976	78,000	4,754	2015
SCT 340	1983	75,000	4,395	2015
Bering Sea 344(1)	1984	75,000	5,214	2008
SCT 280	1977	48,000	3,081	2015
SCT 282	1978	48,000	3,081	2015
PM 230(1)	1983	25,000	1,610	2015
SCT 180	1980	16,250	1,053	2015
S.E.A. 76	1969	13,313	830	2015
Kitsap	1969	2,850	178	2015
Chalin	1979	2,750	206	2015

Subtotal		384,163	24,402

Total		705,163	47,172

(1)
These vessels have been bareboat chartered in by Sea Coast with terms expiring between 2007 and 2014. Three of these vessels are subject to purchase options.

Tugboat Fleet

        At September 30, 2005, Sea Coast operated the following tugboats:

Tugboat Fleet

Name	Year Built	Horsepower
Pacific Freedom(1)	1998	4,300
Pacific Wolf	1975	4,100
Sea Hawk	1978	4,000
John Brix(2)	1999	4,000
Pacific Avenger	1977	4,000
Pacific Challenger	1976	3,000
Paragon	1978	3,000
Pacific Raven	1970	3,000
Pacific Pride(3)	1989	2,500
Pacific Eagle(4)	2001	1,800
Unimak	1972	1,800
Tiger	1966	1,700
Pacific Patriot	1981	1,700
Fidalgo	1973	1,400
Falcon(5)	1985	1,000
Sea Winch	1944	500

(1)
Built in 1969 and rebuilt in 1998.

(2)
Built in 1963 and rebuilt in 1999.

(3)
Built in 1976 and rebuilt in 1989.

(4)
Built in 1966 and rebuilt in 1985 and 2001.

(5)
Built in 1965 and rebuilt in 1985.

Sea Coast's Customers

        Sea Coast provides marine transportation services primarily to major oil companies, oil traders and refiners, including Delta Western (an affiliated company), Conoco Phillips, Shell and Petro Marine. Sea Coast's top ten customers accounted for 95% of Sea Coast's voyage revenues during the year ended December 31, 2004. We have existing relationships with several of Sea Coast's major customers, including ConocoPhillips and Shell. We expect the relationship with Delta Western to continue. We estimate that approximately 90% of Sea Coast's contracts have terms of one year or longer.

Plan of Integration

        Sea Coast presents us with an opportunity to expand into new markets that are very similar to the markets in which we currently operate. The equipment, customers, personnel and regulatory environment mirror our East Coast operations in many respects.

        Sea Coast currently functions as an independent operating subsidiary, receiving support from its parent for legal services, risk management, health insurance and corporate finance. We currently anticipate retaining all key management personnel at Sea Coast and intend to provide administrative support from our East Coast location.

        Over time, certain functions of the two companies, such as environmental and regulatory compliance, human resources, accounting and engineering will be evaluated and may create synergies and cost savings.

Acquisition-Related Risk Factors

        We may not be able to consummate the acquisition of Sea Coast Towing, which could adversely affect our business operations.

        In order to consummate the Sea Coast acquisition, we must obtain certain approvals and consents in a timely manner. If these approvals are not received, or they are not received on terms that satisfy the conditions set forth in the purchase agreement, then we will not be obligated to complete the acquisition. In addition, the purchase agreement contains customary and other closing conditions, which may not be satisfied or waived. If we are unable to consummate the acquisition, we would be subject to a number of risks, including the following:

  •
  we would not realize the benefits of the proposed acquisition;

  •
  we will incur and will remain liable for significant transaction costs, including legal, accounting, financial advisory and other costs relating to the acquisition whether or not it is consummated; and

  •
  our business and operations may be harmed to the extent that customers, suppliers and others believe that we cannot effectively compete in the marketplace without the acquisition or there is customer or employee uncertainty surrounding the future direction of our service offerings and strategy.

        The occurrence of any of these events individually or in combination could have a material adverse effect on our business, financial condition and results of operations.

        We may not be able to successfully integrate the operations of Sea Coast Towing with our current operations.

        If we consummate the acquisition of Sea Coast, the integration of Sea Coast with our current operations will be a complex, time consuming and costly process. Failure to timely and successfully integrate Sea Coast may have a material adverse effect on our business, financial condition and results of operations. The difficulties of integrating Sea Coast will present challenges to our management including:

  •
  operating a significantly larger combined company with operations in geographic areas in which we have not previously operated;

  •
  managing relationships with new customers for whom we have not previously provided services;

  •
  integrating personnel with diverse backgrounds and organizational cultures;

  •
  experiencing operational interruptions or the loss of key employees, customers or suppliers;

  •
  assessing the internal controls and procedures for the combined entity that we are required to maintain under the Sarbanes-Oxley Act of 2002; and

  •
  consolidating other corporate and administrative functions.

        We will also be exposed to risks that are commonly associated with transactions similar to this acquisition, such as unanticipated liabilities and costs, some of which may be material, and diversion of management's attention. As a result, the anticipated benefits of the acquisition may not be fully realized, if at all.

        Sea Coast relies on a limited number of customers for a significant portion of its revenues. The loss of any of these customers could adversely affect Sea Coast's business, financial condition and results of operations.

        Sea Coast's customers consist primarily of major oil companies, oil traders and refineries. The portion of its revenues attributable to any single customer changes over time, depending on the level of relevant activity by the customer, its ability to meet the customer's needs and other factors, many of which are beyond its control. Four customers accounted for approximately 70% of Sea Coast's consolidated revenues for the year ended December 31, 2004. If Sea Coast were to lose any of these customers or if any of these customers significantly reduced its use of Sea Coast's services, Sea Coast's business, financial condition and results of operations could be adversely affected.

        The Sea Coast business, like our business, is subject to complex laws and regulations, including environmental regulations, that can adversely affect the cost, manner or feasibility of doing business.

        Increasingly stringent federal, state and local laws and regulations governing worker health and safety and the manning, construction and operation of vessels significantly affect our and Sea Coast's operations. Many aspects of the marine industry are subject to extensive governmental regulation by the U.S. Coast Guard, the National Transportation Safety Board, the U.S. Customs Service and the U.S. Maritime Administration, or MARAD, and to regulation by private industry organizations such as the American Bureau of Shipping. The U.S. Coast Guard and the National Transportation Safety Board set safety standards and are authorized to investigate vessel accidents and recommend improved safety standards. The U.S. Coast Guard is authorized to inspect vessels at will.

        Sea Coast's operations, like our operations, are also subject to federal, state, local and international laws and regulations that control the discharge of pollutants into the environment or otherwise relate to environmental protection. Compliance with such laws, regulations and standards may require installation of costly equipment or operational changes. Failure to comply with applicable laws and regulations may result in administrative and civil penalties, criminal sanctions or the suspension or termination of our operations. Some environmental laws often impose strict liability for remediation of spills and releases of oil and hazardous substances, which could subject us to liability without regard to whether we were negligent or at fault. Under OPA 90, owners, operators and bareboat charterers are jointly and severally strictly liable for the discharge of oil within the 200-mile exclusive economic zone around the United States. Additionally, an oil spill could result in significant liability, including fines, penalties, criminal liability and costs for natural resource damages. The potential for these releases could increase as we increase our fleet capacity through the acquisition of Sea Coast or otherwise. Most states bordering on a navigable waterway have enacted legislation providing for potentially unlimited liability for the discharge of pollutants within their waters.

Cautionary Statement

        This report contains forward looking statements, which include any statements that are not historical facts, such as our expectations regarding the closing of the Sea Coast acquisition, stability of revenues, customer opportunities, a favorable market environment, accretion, increases in barrel-carrying capacity (including our expected market position resulting therefrom) and the percentage of our fleet that will be double-hulled. These statements involve risks and uncertainties, including, but not limited to, those described above, insufficient cash from operations, a decline in demand for refined petroleum products, a decline in demand for tank vessel capacity, intense competition in the domestic tank barge industry, the occurrence of marine accidents or other hazards, the loss of customers, fluctuations in charter rates, failure to comply with the Jones Act, modification or elimination of the Jones Act and adverse developments in the marine transportation business and other factors detailed in our filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development change), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. We disclaim any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Financial Statements of Business to be Acquired

        The audited financial statements of Sea Coast at December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 and the unaudited interim financial statements of Sea Coast at June 30, 2005 and for the six months ended June 30, 2005 and 2004 are filed as Exhibit 99.1 to this report and incorporated herein by this reference.

  (b)
  Pro Forma Financial Information

        The pro forma financial information with respect to the Sea Coast acquisition is filed as Exhibit 99.2 to this report and incorporated herein by this reference.

  (c)
  Exhibits

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1
Financial Statements of Sea Coast Towing, Inc. at December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 and unaudited interim financial statements at June 30, 2005 and for the six months ended June 30, 2005 and 2004
99.2	Unaudited Pro Forma Combined Financial Information of K-Sea Transportation Partners L.P. as of and for the year ended June 30, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.
	By:	K-SEA GENERAL PARTNER L.P., its general partner
		By:	K-SEA GENERAL PARTNER GP LLC, its general partner
Date: October 7, 2005		By:	/s/ JOHN J. NICOLA
John J. Nicola Chief Financial Officer

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Tank Vessel Fleet
Tugboat Fleet
Cautionary Statement
SIGNATURE